UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: April 9, 2003
Date of Earliest Event Reported: Not Applicable

COUNTRYWIDE FINANCIAL CORPORATION
(Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation)	1-8422 (Commission file number)	13-2641992 (IRS Employer Identification No.)

4500 PARK GRANADA, CALABASAS CA (Address of principal executive offices)	91302 (Zip Code)

Registrant's telephone number, including area code: (818) 225-3000

ITEM 12.      RESULTS OF OPERATION AND FINANCIAL CONDITION

     On April 9, 2003, Countrywide Financial Corporation issued a press release announcing information regarding its operational statistics for the month ended March 31,2003.

      A copy of the press release is attached as an Exhibit. (Exhibit 99.1)

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

Dated: April 16, 2003	COUNTRYWIDE FINANCIAL CORPORATION

By: /S/ STANFORD L. KURLAND Stanford L. Kurland Executive Managing Director and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Countrywide Financial Corporation pertaining to its operational statistics for the month ended March 31, 2003.

Exhibit 99.1

NEWS	COUNTRYWIDE FINANCIAL

For Immediate Release	CONTACT:	Jennifer Sandefur Lisa Riordan (818) 225-3550

COUNTRYWIDE REPORTS RECORD-BREAKING PERFORMANCE IN MARCH

-- LOAN FUNDINGS REACH A NEW HIGH OF $38 BILLION --

-- PIPELINE HITS A RECORD $59 BILLION --

-- SERVICING PORTFOLIO TOPS $500 BILLION MARK --

CALABASAS, CA (April 9, 2003) – Countrywide Financial Corporation (NYSE: CFC), a diversified financial services provider, released operational data for the month ended March 31, 2003. Operational highlights for March included the following:

  Loan fundings for March reached $38 billion, up 23 percent over February 2003 and up 149 percent over the prior year. Average daily fundings reached a new high of $1.8 billion, up 7 percent over the record of $1.7 billion set in December 2002. First quarter 2003 fundings mark a new company milestone at $102.4 billion;
  The March mortgage loan pipeline closed at $59 billion, up 20 percent over February 2003 and up 176 percent over last year, indicative of continued growth in fundings for the near-term;
  Average daily applications in March reached $2.7 billion, up 23 percent over February 2003, and up 216 percent over last year, fueled by persistent low mortgage rates;
  Purchase fundings reached an all-time high of $9.5 billion, an increase of 62 percent over last year, demonstrating the Company’s strategic success in penetrating the purchase market. Given the more stable nature of the purchase market, the Company’s achievements are expected to bolster production operational results when mortgage rates rise;
  The servicing portfolio continued its uninterrupted climb to $502 billion, a gain of 41 percent over last year’s $355 billion, and an increase of 11 percent for 2003 year-to-date. The Company has produced $52 billion more in loans than those that have prepaid during the first three months of 2003;
  LandSafe Inc., Countrywide’s loan closing services company, closed 1.2 million units in March, up 94 percent over last year, and marked the second time the division closed more than one million units during a single month;

(more)

2-2-2

  Securities trading volume at Countrywide Securities Corporation, a securities broker-dealer, reached an all-time high of $241 billion for the month, rising 61 percent from last year. Total trading volume for the first quarter of 2003 reached a new record level of $640 billion, exceeding the prior record set during the fourth quarter of 2002 by more than $30 billion. Trading volumes reflect the positive impact of the low interest rate environment on mortgage trading activities;
  Total assets at Countrywide Bank reached $8.8 billion, up 193 percent over March 2002, and in line with the Company’s expectations to generate $17 billion in assets by the end of 2003;
  Net premiums earned in the Company’s insurance businesses -- Balboa Life & Casualty and Balboa Reinsurance --totaled $58 million in March, up 9 percent over last month and up 41 percent from the same period last year;
  Policies-in-force at our insurance agency, Countrywide Insurance Services, grew 14 percent to a record high of 672,000, up from 587,000 a year ago;
  Sub-servicing volume at Global Home Loans now stands at $90 billion, up 38 percent from $65 billion in the comparable prior year period.

“The positive momentum created by low mortgage rates in 2002 has been carried into the first quarter of 2003, with clear indications that it will be sustained in the near-term,” said Stanford L. Kurland, Chief Operating Officer. “Our flexible loan production platform has enabled us to capitalize on the positive environment to reach new operational milestones and our market share has grown to over 10 percent. As designed, Countrywide’s production successes have been the primary catalyst for the record growth of our servicing portfolio. It is important to note that record operational results were also delivered by our diversified businesses -- capital markets, banking, insurance and global. These businesses continue to leverage this favorable rate environment with the intention of expanding their reach to third parties to further diversify their revenue sources away from Countrywide. The positive dynamics within our core mortgage business and the synergies captured by our diversified businesses continue to drive our operating performance and establish a solid foundation for earnings growth in the future.”

(more)

3-3-3

Founded in 1969, Countrywide Financial Corporation is a member of the S&P 500, Forbes 500 and Fortune 500. Through its family of companies, Countrywide provides mortgage banking and diversified financial services in domestic and international markets. Mortgage banking businesses include loan production and servicing principally through Countrywide Home Loans, Inc., which originates, purchases, securitizes, sells, and services primarily prime-quality loans. Also included in Countrywide’s mortgage banking segment is the LandSafe group of companies that provide loan closing services. Diversified financial services encompass capital markets, banking, insurance, and global, largely through the activities of Countrywide Capital Markets, a mortgage-related investment banker; Countrywide Bank, a division of Treasury Bank, NA, a banking entity offering customers CDs, money market accounts, and home loan products; Balboa Life and Casualty Group, whose companies are national providers of property, liability, and life insurance; Balboa Reinsurance, a captive mortgage reinsurance company; Countrywide Insurance Services, Inc., a national insurance agency offering home-related insurance products; and Global Home Loans, a European mortgage banking joint venture in which Countrywide holds a majority interest.

For more information about the Company, visit Countrywide’s website at www.countrywide.com.

This Press Release may contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding management’s beliefs, estimates, projections, and assumptions with respect to future operations. Actual results and operations for any future period may vary materially from those projected herein and from past results discussed herein. Factors which could cause actual results to differ materially from historical results or those anticipated include, but are not limited to: loss of investment grade rating; severe real estate recession; significant reduction in government support of homeownership; loss of access to debt and equity markets; the level of, and direction of changes in interest rates; competitive and general economic conditions in each of our business segments; general economic conditions in the United States and abroad and in the domestic and international areas in which we do business; the availability of secondary markets for the Company’s mortgage loan products; ineffectiveness of our hedging activities; the legal, regulatory and legislative environments in the markets in which the Company operates; performance of the Company’s securities, financial instruments and markets as a whole in response to world events; loss in the value of unhedged assets; other risks detailed in documents filed by Countrywide with the Securities and Exchange Commission from time to time.

Words like “believe,” “expect,” “should,” “may,” “could,” “anticipated,” “promising,” and other expressions that indicate future events and trends identify forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements.

(tables follow)

COUNTRYWIDE FINANCIAL CORPORATION AND SUBSIDIARIES
OPERATING STATISTICS(1)
(Dollars in Millions)

                                                   March 2003             March          Year-to-Date
                                                                          2002
                                                  --------------      --------------     --------------

MORTGAGE BANKING
----------------
Production
  Average Daily Loan Applications                        $2,687                $851             $2,296
  Total Mortgage Loan Pipeline (loans in process)       $59,005             $21,389

  Consumer Markets Divisions' Fundings                   $8,971              $4,371            $23,528
  Wholesale Lending Division Fundings                    $8,896              $4,712            $23,245
  Correspondent Lending Division Fundings               $19,044              $6,074            $53,896
  Treasury Bank Fundings (2)                               $944                 $47             $1,734
                                                  -------------- ---- --------------     --------------
    Total Loan Fundings                                 $37,855             $15,204           $102,403

Purchase Fundings (3)                                    $9,513              $5,865            $23,908
Non-purchase Fundings (3)                               $28,342              $9,339            $78,495

Home Equity Fundings                                     $1,280                $839             $3,482
Sub-prime Fundings                                       $1,308                $673             $2,693

Loan Closing Services (units)
  Credit Reports                                        611,346             313,393          1,591,921
  Flood Determinations                                  284,616             120,211            750,230
  Appraisals                                             63,395              30,746            163,875
  Automated Property Valuation Services                 232,840             148,039            574,952
  Other                                                  13,096               9,101             37,431
                                                  -------------- ---- --------------     --------------
    Total Units                                       1,205,293             621,490          3,118,409

Servicing (4)
  Volume                                               $502,079            $355,020
  Units                                               4,265,322           3,351,071
  Prepayments in Full                                   $18,588              $7,880            $50,052
  Bulk Servicing Acquisitions                              $180                $389             $1,578
  Portfolio Delinquency (%) - CHL (5)                     3.77%               4.43%
  Foreclosures Pending (%) - CHL (5)                      0.53%               0.66%

COUNTRYWIDE FINANCIAL CORPORATION AND SUBSIDIARIES
OPERATING STATISTICS(1)
(Dollars in Millions)

                                                    March 2003          March          Year-to-Date
                                                                         2002
                                                   -------------    ---------------    -------------

INSURANCE
---------
Net Premiums Earned
  Carrier                                                   $48                $36
  Reinsurance                                               $10                 $5

Policies-in-Force (units)
  Agency                                                672,285            587,151

CAPITAL MARKETS
---------------
  Securities Trading Volume (6)                        $241,436           $149,544         $640,037

BANKING
-------
  Assets held by Treasury Bank (billions)                  $8.8               $3.0

Working Days                                                 21                 21
(1)	The above data reflect current operating statistics and do not constitute all factors impacting the quarterly and annual financial results of the company. All figures are unaudited and monthly figures may be adjusted in the reported financial statements of the company. Such financial statements are provided by the company quarterly. The company makes no commitment to update this information for changes in circumstances or events which occur subsequent to the date of this release.
(2)	Treasury Bank funds loans for investment purposes; these loans are processed for Treasury Bank by the production divisions.
(3)	We have enhanced our disclosure of the first trust deed and home equity loan funding mix to reflect purchase and non-purchase fundings. Purchase fundings include first trust deed and home equity loans used as purchase money debt in the acquisition of a home. Non-purchase fundings include first trust deed refinance loans, home equity refinance loans and stand-alone home equity loans.
(4)	Includes warehouse loans and loans under subservicing agreements for other clients.
(5)	Expressed as a percentage of the total number of loans serviced, excluding subserviced loans and portfolios purchased at a discount due to their non-performing status.
(6)	Includes trades with mortgage banking division.

Countrywide Financial Corporation and Subsidiaries
Rolling Thirteen Months Statistical Data
($ in millions)

                                              Mar-02    Apr-02    May-02    Jun-02    Jul-02    Aug-02    Sep-02     Oct-02     Nov-02    Dec-02    Jan-03    Feb-03    Mar-03      Total
                                              ------    ------    ------    ------    ------    ------    ------     ------     ------    ------    ------    ------    ------      -----
MORTGAGE BANKING
----------------
  Loan Production
   Working Days                                    21        22        22        20        22        22         20         23        20        21        21        19         21          61
   Average Daily Applications                    $851      $845      $878    $1,070    $1,366    $1,695     $2,062     $1,962    $2,196    $1,870    $2,001    $2,192     $2,687      $2,296
   Mortgage Loan Pipeline
(loans-in-process)                            $21,389   $20,569   $21,111   $23,390   $31,089   $42,122    $51,259    $51,816   $54,776   $49,121   $48,218   $49,347    $59,005

   Consumer Markets Divisions' Fundings        $4,371    $4,053    $3,830    $4,051    $4,808    $5,981     $6,810     $8,294    $7,714    $8,190    $7,284    $7,273     $8,971     $23,528
   Wholesale Lending Division Fundings         $4,712    $3,931    $4,213    $4,039    $4,841    $6,119     $6,788     $8,175    $7,546    $8,351    $7,508    $6,841     $8,896     $23,245
   Correspondent Lending Division Fundings     $6,074    $6,107    $5,617    $6,263    $7,457    $9,032    $11,646    $18,045   $16,776   $18,516   $18,609   $16,243    $19,044     $53,896
    Treasury Bank Fundings (1)                    $47       $20        $1        $5       $18       $58        $77       $146      $174      $176      $274      $516       $944      $1,734
                                             --------- --------- --------- --------- --------- --------- ---------- ---------- --------- --------- --------- --------- ---------- -----------
      Total Loan Fundings                     $15,204   $14,111   $13,661   $14,358   $17,124   $21,190    $25,321    $34,660   $32,210   $35,233   $33,675   $30,873    $37,855    $102,403

   Purchase Fundings (2)                       $5,865    $6,305    $7,030    $7,409    $8,194    $8,305     $7,760     $9,388    $7,749    $8,757    $7,766    $6,629     $9,513     $23,908
   Non-purchase Fundings (2)                   $9,339    $7,806    $6,631    $6,949    $8,930   $12,885    $17,561    $25,272   $24,461   $26,476   $25,909   $24,244    $28,342     $78,495

   Government Fundings                         $1,456    $1,528    $1,520    $1,336    $1,302    $1,553     $1,682     $2,139    $1,865    $1,977    $1,683    $1,614     $1,984      $5,281
   ARM Fundings                                $2,815    $2,360    $2,351    $2,359    $2,763    $3,494     $3,436     $3,777    $3,771    $4,223    $3,976    $4,018     $5,839     $13,833
   Home Equity Fundings                          $839      $924      $950    $1,026    $1,008    $1,028     $1,012     $1,121    $1,065    $1,167    $1,106    $1,096     $1,280      $3,482
   Sub-prime Fundings                            $673      $602      $614      $622      $729      $709       $962     $1,002    $1,032    $1,169    $1,114      $901     $1,308      $3,323

  Loan Closing Services (units):
   Credit Reports                             313,393   333,437   334,482   332,686   414,583   475,013    469,839    514,394   437,052   385,059   507,283   473,292    611,346   1,591,921
   Flood Determinations                       120,211   113,983   112,026   111,141   129,303   155,703    175,759    239,127   217,416   236,999   245,246   220,368    284,616     750,230
   Appraisals                                  30,746    30,480    33,396    33,002    39,734    46,962     48,213     60,342    52,369    51,813    52,008    48,472     63,395     163,875
   Automated Property Valuation Services      148,039   169,279   134,418   122,894   166,611   240,919    238,522    308,463   260,655   202,529   164,795   177,317    232,840     574,952
   Other                                        9,101     9,594     8,704     7,632     9,022    10,331     10,237     13,326    11,860    14,094    12,479    11,856     13,096      37,431
                                             --------- --------- --------- --------- --------- --------- ---------- ---------- --------- --------- --------- --------- ---------- -----------
                                              621,490   656,773   623,026   607,355   759,253   928,928    942,570  1,135,652   979,352   890,494   981,811   931,305  1,205,293   3,118,409
(1)	Treasury Bank funds loans for investment purposes; these loans are processed for Treasury Bank by the production divisions.
(2)	We have enhanced our disclosure of the first trust deed and home equity loan funding mix to reflect purchase and non-purchase fundings. Purchase fundings include first trust deed and home equity loans used as purchase money debt in the acquisition of a home. Non-purchase fundings include first trust deed refinance loans, home equity refinance loans and stand-alone home equity loans.

Countrywide Financial Corporation and Subsidiaries
Rolling Thirteen Months Statistical Data
($ in millions)

                              Mar-02     Apr-02     May-02    Jun-02      Jul-02     Aug-02      Sep-02     Oct-02      Nov-02     Dec-02      Jan-03     Feb-03      Mar-03     Total
                              ------     ------     ------    ------      ------     ------      ------     ------      ------     ------      ------     ------      ------     -----
MORTGAGE BANKING (continued)
----------------------------
 Servicing (3)
  Volume                      $355,020   $360,993  $367,505   $374,832    $382,973   $393,377    $406,011   $421,720    $435,331   $452,405    $469,152   $484,193    $502,079
  Units                      3,351,071  3,393,355  3,439,928 3,495,727   3,552,931  3,626,498   3,706,320  3,795,952   3,870,047  3,970,896   4,071,413  4,164,020   4,265,322

  Subservicing Volume (4)       $9,014     $9,021    $9,040     $9,076      $9,095    $10,897     $11,031    $11,101     $11,284    $11,138     $10,998    $11,040     $10,957

  Prepayments in Full           $7,880     $7,098    $6,826     $6,238      $8,523    $11,357     $12,819    $18,281     $16,913    $16,788     $15,568    $15,896     $18,588  $50,052

  Bulk Servicing
Acquisitions                      $389        $52      $491        $86        $543        $57        $722       $293        $747       $102        $685       $713        $180   $1,578

  Portfolio Delinquency -
CHL (5)                          4.43%      4.17%     4.21%      4.63%       4.48%      4.47%       4.64%      4.42%       4.57%      4.62%       4.24%      4.11%       3.77%
  Foreclosures Pending - CHL
(5)                              0.66%      0.61%     0.56%      0.54%       0.54%      0.55%       0.54%      0.56%       0.57%      0.55%       0.55%      0.57%       0.53%

INSURANCE
---------
 Net Premiums Earned
  Carrier                          $36        $35       $36        $42         $40        $44         $42        $47         $43        $49         $51        $44         $48
  Reinsurance                       $5         $7        $8         $7          $7         $7          $8         $8          $9         $8          $9         $9         $10

 Policies-in-Force (units)
  Agency                       587,151    625,852   634,060    645,005     653,408    661,752     661,808    663,485     664,183    660,577     652,620    644,537     672,285

CAPITAL MARKETS
---------------
  Securities Trading Volume
(6)                           $149,544   $127,405  $134,149   $144,086    $162,382   $176,573    $206,263   $233,930    $196,180   $178,588    $212,338   $186,263    $241,436  $640,037

BANKING
-------
  Assets held by Treasury
Bank (billions)                   $3.0       $3.0      $3.1       $3.2        $3.7       $3.8        $4.5       $5.0        $5.3       $5.1        $6.5       $7.3        $8.8

Workforce Head Count: (7)
  Loan Originations             10,094     10,371    10,643     10,953      11,552     12,246      13,267     14,321      15,027     15,507      15,887     16,351      17,074
  Loan Servicing                 4,675      4,685     4,748      4,791       4,839      4,858       4,834      4,931       5,036      5,154       5,217      5,350       5,555
  Loan Closing Services            777        783       769        762         786        870         932      1,018       1,038      1,042       1,042      1,023       1,032
  Insurance                      1,470      1,525     1,601      1,671       1,722      1,741       1,728      1,684       1,672      1,625       1,699      1,682       1,694
  Capital Markets                  323        330       337        344         355        351         356        356         364        369         376        381         388
  Global Operations              1,508      1,608     1,535      1,524       1,470      1,382       1,326      1,367       1,356      2,171       2,177      2,169       1,891
  Banking                          241        242       267        275         277        352         474        531         546        554         663        680         749
  Corporate Overhead &
Other                            2,356      2,418     2,429      2,504       2,588      2,649       2,710      2,765       2,837      2,850       2,812      2,844       2,927
                             ---------- ---------- --------- ---------- ----------- ---------- ----------- ---------- ----------- ---------- ----------- ---------- -----------
                                21,444     21,962    22,329     22,824      23,589     24,449      25,627     26,973      27,876     29,272      29,873     30,480      31,310
                             ========== ========== ========= ========== =========== ========== =========== ========== =========== ========== =========== ========== ===========
(3)	Includes warehouse loans and loans under subservicing agreements for other clients.
(4)	Subservicing volume for other clients.
(5)	Expressed as a percentage of the total number of loans serviced, excluding subserviced loans and portfolios purchased at a discount due to their non-performing status.
(6)	Includes trades with mortgage banking division.
(7)	Head Count includes full-time employees, contract, and temporary help.